Exhibit 10.1

Execution Copy

AMENDMENT NO. 7

TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 7, dated as of June 19, 2008 (this “Amendment”), to the AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of September 12, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), by and between TAXI MEDALLION LOAN TRUST I (the “Borrower”) and MERRILL LYNCH COMMERCIAL FINANCE CORP. (the “Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

RECITALS

The Borrower and the Lender are parties to the Existing Loan Agreement.

The Borrower and the Lender have agreed, subject to the terms and conditions hereof, that the Existing Loan Agreement shall be modified as set forth in this Amendment.

Accordingly, the Borrower and the Lender hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, the receipt and sufficiency of which is hereby acknowledged, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1. Amendments.

(a) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of “Maximum Committed Credit” in its entirety and inserting in lieu thereof the following new definition:

““Maximum Committed Credit” shall mean $250,000,000; provided that, beginning on August 15, 2008 to but excluding the Term Period Commencement Date, “Maximum Committed Credit” shall mean $175,000,000; provided further that, beginning on the Term Period Commencement Date and thereafter, “Maximum Committed Credit” shall mean $135,000,000, or in each case, such other amount as may be in effect pursuant to Section 2.18 hereof.”

(b) Section 1.01 of the Existing Loan Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

““Seventh Amendment” shall mean that certain Amendment No. 7, dated as of June 19, 2008, to this Agreement, between the Lender and the Borrower.”

““Seventh Amendment Effective Date” shall mean the “Amendment Effective Date, as defined in the Seventh Amendment, dated as of June 19, 2008.”

““Term Period Commencement Date” shall mean September 12, 2008.

(c) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of “Applicable Margin” in its entirety and inserting in lieu thereof the following new definition:

““Applicable Margin” shall mean (i) for each Advance secured by Eligible Medallion Loans, 1.25%; provided, that, for so long as no Default or Event of Default shall have occurred and be continuing and all of the Preferred Pricing Eligibility Criteria shall be satisfied, “Applicable Margin” shall mean, (i) solely for each Advance secured by Eligible Medallion Loans other than Category III Medallion Loans and Purchased Medallion Loans, 0.75%, (ii) for each Advance secured by Category III Medallion Loans, 1.25% and (iii) for each Advance secured by Purchased Medallion Loans with a loan to value ratio of not more than 85%, 1.00%; provided, further, that beginning on the Term Period Commencement Date and thereafter, “Applicable Margin” shall mean, for all Advances, 2.50%.”

(d) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and inserting in lieu thereof the following new definition:

““Termination Date” shall mean the earlier of: (i) December 24, 2008, and (ii) the date on which an Event of Default occurs, or, in either case, such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.”

(e) Section 2.01 of the Existing Loan Agreement is hereby amended by (i) deleting from subsections (a) and (b) the references to “Termination Date” therein and substituting in lieu thereof “Term Period Commencement Date” and (ii) adding the following subsection (f) in the appropriate order:

“(f) Notwithstanding anything contained herein to the contrary, beginning on the Term Period Commencement Date and thereafter, Lender shall have no obligation to make new Advances with respect to any Medallion Loan.”

(f) Section 2.03 of the Existing Loan Agreement is hereby amended by (i) deleting the reference to “Termination Date” in the first sentence therein and substituting in lieu thereof “Term Period Commencement Date” and (ii) adding the following subsection (c) in the appropriate order:

“(c) Notwithstanding anything contained herein to the contrary, beginning on the Term Period Commencement Date and thereafter, Lender shall have no obligation to make new Advances with respect to any Medallion Loan.”

(g) Section 2.18 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

“Section 2.18 Reduction of Maximum Committed Credit. At any time, so long as no Default or Event of Default shall have occurred and then be continuing, the Borrower may reduce the amount of the Maximum Committed Credit by delivering to the Lender a notice of its election to reduce the amount of the Maximum Committed Credit executed by a duly authorized Responsible Officer of the Borrower, which notice must be received by the Lender at least ten (10) days prior to the requested effective date of such reduction; provided, that any election by the Borrower to reduce the Maximum Committed Credit shall be subject, without limitation, to the right of first refusal given to the Lender pursuant to Section 7.20.”

(h) Section 3.04 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

“Section 3.04 Reserved.”

SECTION 2. Conditions Precedent. This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which all of the following conditions precedent shall have been satisfied:

2.01 Documents. On the Amendment Effective Date, the Lender shall have received all of the following documents, each of which shall be satisfactory to the Lender in form and substance:

(a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Borrower and the Lender.

(b) Fourth Amended and Restated Note. An amended and restated promissory note, substantially in the form of Exhibit A hereto, executed and delivered by a duly authorized officer of the Borrower.

(c) Secretary’s Certificate. A certificate of the Secretary or Assistant Secretary of the Borrower, substantially in the form of Exhibit B hereto, dated as of the date hereof, and

(i) certifying that since the Effective Date of the Existing Loan Agreement there have been no changes to any of the organizational documents delivered pursuant to Section 5.01 of the Existing Loan Agreement,

(ii) attaching a copy of the resolutions of the Borrower authorizing the execution, delivery and performance of this Amendment, and the borrowings contemplated under the Loan Agreement,

(iii) attaching certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of the Borrower in the jurisdiction of its organization, and

(iv) certifying as to the incumbency and specimen signature of each officer executing this Amendment on behalf of the Borrower.

(d) Legal Opinion. Legal opinion of internal counsel to the Borrower, in form and substance satisfactory to the Lender.

(e) Other Documents. Such other documents as the Lender or counsel to the Lender may reasonably request.

2.02 No Default. On the Amendment Effective Date, (i) the Borrower shall be in compliance with all of the terms and provisions set forth in the Existing Loan Agreement and the other Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrower pursuant to Section 3 of this Amendment shall be true and complete in all material respects on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

2.03 Fees and Expenses. The Lender hereby waives the Amendment Fee set forth in Section 3.05 of the Loan Agreement. On the Amendment Effective Date, the Borrower shall have reimbursed the Lender for, or directly paid, all costs and expenses, other than the Amendment Fee, incurred by the Lender in connection with the negotiation, preparation and execution of this Amendment, and all other outstanding amounts for which the Borrower is liable pursuant to Section 10.03 of the Loan Agreement, including, without limitation, the fees, disbursements and expenses of Cadwalader, Wickersham & Taft LLP, counsel to the Lender.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms each of the representations and warranties contained in Article VI of the Loan Agreement.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references therein and herein to the “Loan Documents” shall be deemed to include, in any event, this Amendment and each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of an executed original counterpart of this Amendment.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer hereunto duly authorized, as of the date first above written.

BORROWER

TAXI MEDALLION LOAN TRUST I

By:	/s/ Andrew M. Murstein
Name:	Andrew M. Murstein
Title:	President

LENDER

MERRILL LYNCH COMMERCIAL FINANCE CORP.

By:	/s/ Joseph Magnus
Name:	Joseph Magnus
Title:	Director

Signature Page to Amendment No. 7